Exhibit 10.65

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “First Amendment”) is made as of this 11th day of March, 2009 by and among:

THE CHILDREN’S PLACE RETAIL STORES, INC., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;

the BORROWERS party hereto;

the GUARANTORS party hereto;

the LENDERS party hereto; and

WELLS FARGO RETAIL FINANCE, LLC, as Administrative Agent, Collateral Agent and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of July 31, 2008 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Retail Finance, LLC, as Administrative Agent, Collateral Agent and Swing Line Lender;

WHEREAS, the Borrowers have notified the Agents and the Lenders that Services Company intends to enter into that certain Lease Agreement, dated as of March 11, 2009 (as amended, modified, supplemented, restated or extended and in effect from time to time, the “New Headquarters Lease”), by and between 500 Plaza Drive Corp., as the landlord, and Services Company, as the tenant, for the leased premises located at 500 Plaza Drive, Secaucus, New Jersey (the “New Headquarters”);

WHEREAS, the Borrowers have further notified the Agents and the Lenders that the Lead Borrower intends to guaranty the payment and performance of all obligations of Services Company under the New Headquarters Lease (the “New Headquarters Lease Guaranty”);

WHEREAS, the Borrowers have further notified the Agents and the Lenders that they intend to terminate certain existing Leases and make certain payments in connection therewith;

WHEREAS, the Borrowers have requested that the Agents and the Required Lenders consent to the execution and delivery of the New Headquarters Lease Guaranty and certain related transactions and amend certain terms and conditions of the Credit Agreement; and

WHEREAS, the Agents and the Required Lenders hereby consent to the execution and delivery of the New Headquarters Lease Guaranty and certain related transactions and agree to amend certain terms and conditions of the Credit Agreement as set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

1.                                       Definitions.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                                       Amendments to Article I.  The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)                                  Clause (h) of the definition of “Permitted Encumbrances” in Article I of the Credit Agreement is hereby amended by deleting the reference to “clause (c) of the definition of Permitted Indebtedness” in its entirety and replacing it with a reference to “clause (d) of the definition of Permitted Indebtedness”.

(b)                                 The definition of “Permitted Indebtedness” in Article I of the Credit Agreement is hereby amended by relettering clause (l) as clause (o), deleting the word “and” at the end of clause (k) and inserting new clauses (l), (m) and (n) as follows:

“(l)          the New Headquarters Lease Guaranty;

(m)          Indebtedness arising from the obligation to pay a portion of the Emerson Road Lease Termination Payment on a deferred basis pursuant to Section 6 of the Emerson Road Lease Termination Agreement;

(n)           Indebtedness arising from the obligation to pay a portion of the Secaucus Road Lease Termination Payment on a deferred basis pursuant to Section 6 of the Secaucus Road Lease Termination Agreement; and”

(c)                                  The following new definitions are hereby added to Article I of the Credit Agreement in appropriate alphabetical order:

(i)                                     “Emerson Road Lease” means the Agreement of Lease dated May 3, 2006, as amended by Lease Modification Agreement dated November 27, 2006, Letter Agreement dated January 17, 2007, and Consent to License dated January 1, 2008, pursuant to which Hartz Mountain Associates, a New Jersey general partnership, as landlord, leased certain premises at Two Emerson Lane, Secaucus, New Jersey to Services Company, as tenant.

(ii)                                  “Emerson Road Lease Termination Agreement” means the Lease Termination Agreement, dated as of March 11, 2009, between Hartz Mountain Metropolitan, a New Jersey general partnership, as landlord, and

Services Company, as tenant, pursuant to which the Emerson Road Lease is terminated prior to the expiration of its stated term.

(iii)                               “Emerson Road Lease Termination Payment” means the fee payable by Services Company pursuant to Section 6 of the Emerson Road Lease Termination Agreement in order to terminate the Emerson Road Lease prior to the expiration of its stated term.

(iv)                              “New Headquarters Lease” means that certain Lease Agreement, dated as of March 11, 2009, by and between 500 Plaza Drive Corp., as the landlord, and Services Company, as the tenant, for the leased premises located at 500 Plaza Drive, Secaucus, New Jersey (as modified pursuant to the terms of the New Headquarters Lease Side Letter), as amended, modified, supplemented, restated or extended and in effect from time to time.

(v)                                 “New Headquarters Lease Guaranty” means that certain Guaranty, dated as of March 11, 2009, made by the Lead Borrower in favor of 500 Plaza Drive Corp. (as modified pursuant to the terms of the New Headquarters Lease Side Letter), pursuant to which the Lead Borrower guarantees the payment and performance of all obligations of Services Company under the New Headquarters Lease, in the form attached hereto as Schedule 1.04.

(vi)                              “New Headquarters Lease Side Letter” means that certain letter agreement, dated as of March 11, 2009, by and among the Lead Borrower, Services Company and 500 Plaza Drive Corp., in the form attached hereto as Schedule 1.05.

(vii)                           “Secaucus Road Lease” means the Agreement of Lease dated June 30, 1998, as amended by Letter Agreement dated June 30, 1998, Lease Modification Agreement dated November 20, 1998, Second Lease Modification Agreement dated November 19, 2004, Consent to Assignment and Assumption of Lease Agreement dated October 30, 2004, Lease Termination Agreement dated May 3, 2006, and Agreement dated November 27, 2006, pursuant to which Hartz Mountain Associates, a New Jersey general partnership, as landlord, leased certain premises at 915 Secaucus Road, Secaucus, New Jersey to Services Company, as tenant.

(viii)                        “Secaucus Road Lease Termination Agreement” means the Lease Termination Agreement, dated as of March 11, 2009, between Hartz Mountain Associates, a New Jersey general partnership, as landlord, and Services Company, as tenant, pursuant to which the Secaucus Road Lease is terminated prior to the expiration of its stated term.

(ix)                                “Secaucus Road Lease Termination Payment” means the fee payable by Services Company pursuant to Section 6 of the Secaucus Road Lease Termination Agreement in order to terminate the Secaucus Road Lease prior to the expiration of its stated term.

3.                                       Amendment to Article V.  The second sentence of Section 5.12(a) of the Credit Agreement is hereby amended by deleting the phrase “a favorable determination letter” in its entirety and replacing it with the phrase “a favorable determination or opinion letter”.

4.                                       Amendment to Article VI.  Section 6.18 (Compliance with Terms of Leaseholds) of the Credit Agreement is hereby amended by adding a proviso at the end of the first sentence thereof as follows:

“; provided that Services Company (i) may terminate the Emerson Road Lease and make the Emerson Road Lease Termination Payment in connection therewith and (ii) may terminate the Secaucus Road Lease and make the Secaucus Road Lease Termination Payment in connection therewith, provided that, in each case, Services Company shall, simultaneously with such terminations, enter into the New Headquarters Lease.”

5.                                       Amendment to Article VII.  Section 7.10 (Burdensome Agreements) of the Credit Agreement is hereby amended by deleting the parenthetical clause in the second line thereof in its entirety and replacing it with the following:

“(other than the Note Documents, this Agreement, any other Loan Document or the New Headquarters Lease Guaranty)”

6.                                       Amendments to Schedules.  New Schedule 1.04 and Schedule 1.05 are hereby added to the Credit Agreement in the form of Schedule 1.04 and Schedule 1.05 attached hereto.  Schedules 5.06, 5.13, 5.17, 5.18(c) and 5.24 are hereby amended in the manner indicated on Schedules 5.06, 5.13, 5.17, 5.18(c) and 5.24, respectively, attached hereto.

7.                                       Ratification of Loan Documents.  Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

8.                                       Conditions to Effectiveness.  This First Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)                                  The Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by each of the parties hereto.

(b)                                 The Administrative Agent shall have received a copy of the First Amendment to Note Purchase Agreement duly executed by each of the parties thereto.

(c)                                  The Administrative Agent shall have received and be satisfied with the Secaucus Road Lease Termination Agreement and the Emerson Road Lease Termination Agreement.

(d)                                 All corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(e)                                  The Loan Parties shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this First Amendment and related documents.

(f)                                    After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.

9.                                       Miscellaneous.

(a)                                  This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page to this First Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

(b)                                 This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                                  Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

(d)                                 The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this First Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this First Amendment.

(e)                                  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.

THE CHILDREN’S PLACE RETAIL STORES, INC., as Lead Borrower and as a Borrower

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance & Administration

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a Borrower

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance & Administration

THE CHILDRENSPLACE.COM, INC., as a Guarantor

By:	/s/ Adrienne Urban
Name:	Adrienne Urban
Title:	Assistant Treasurer

THE CHILDREN’S PLACE (VIRGINIA), LLC, as a Guarantor

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Senior Vice President and Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor

By: :	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Senior Vice President and Treasurer

TWIN BROOK INSURANCE COMPANY, INC., as a Guarantor

By: :	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Senior Vice President and Treasurer

WELLS FARGO RETAIL FINANCE, LLC, as Administrative Agent, Collateral Agent, Swingline Lender and as a Lender

By:	/s/ Jennifer Blanchette
Name:	Jennifer Blanchette
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jeff Ryan
Name:	Jeff Ryan
Title:	Vice President

HSBC BUSINESS CREDIT (USA) INC., as a Lender

By:	/s/ Daniel J. Williams
Name:	Daniel J. William
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Donna DiFiori
Name:	Donna DiFiori
Title:	Vice President